Exhibit 99.2

Quarterly Investor Supplement

June 30, 2018

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended June 30, 2018. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Individual Life
Explanatory Note on Non-GAAP Financial Information	3 - 5	Sources of Adjusted Operating Earnings	27
Key Metrics	6	Key Metrics	28
Consolidated Statements of Operations	7	Corporate
Consolidated Adjusted Earnings Before Income Taxes	8	Adjusted Operating Earnings	30
Adjusted Operating Earnings by Segment (QTD)	9	Investment Information
Adjusted Operating Earnings by Segment (YTD)	10	Portfolio Composition	32
Consolidated Balance Sheets	11	Portfolio Results	33
DAC/VOBA Segment Trends	12	Alternative Investment Income	34
Consolidated Capital Structure	13	Reconciliations
Consolidated Assets Under Management/Assets Under Administration	14	Reconciliation of Consolidated Statements of Operations	36
Retirement		Reconciliation of Adjusted Operating Revenues	37
Sources of Adjusted Operating Earnings and Key Metrics	16	Reconciliation of Adjusted Operating Earnings - excluding Unlocking
Assets Under Management Rollforward by Product Group	17	Adjusted Return on Capital	38 - 39
Investment Management		Impacts of Prepayments and Alternative Income Above (Below) Long-
Sources of Adjusted Operating Earnings	19	Term Expectations on Adjusted ROC (bps)	40
Key Metrics	20	Reconciliation of Adjusted Operating Earnings Per Share; Book Value
Account Value Rollforward by Source	21	Per Share	41
Account Value by Asset Type	22	Reconciliation of Investment Management Operating Margin, Excluding
Employee Benefits		Investment Capital	42
Sources of Adjusted Operating Earnings	24
Key Metrics	25

Voya Financial	Page 3 of	42

Explanatory Note on Non-GAAP Financial Information

On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our Closed Block Variable Annuity (“CBVA”) and annuities businesses (the "Transaction"). As a result, the assets and liabilities of the businesses sold were classified as held for sale in prior periods and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. Pursuant to the Transaction, we evaluated our segments and determined that the retained CBVA and annuities policies that are not components of the disposed businesses described above ("Retained Business") have insignificant impacts to Adjusted operating earnings before taxes. As such, we have recorded the results of these retained businesses in Corporate.
Adjusted Operating Earnings Before Income Taxes
Adjusted operating earnings before income taxes is a measure used to evaluate segment performance. We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as the comparable U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to infrequent events including capital or organizational restructurings including certain costs related to debt and equity offerings as well as stock and/or cash based deal contingent awards; expenses associated with the rebranding of Voya Financial, Inc.; severance and other third-party expenses associated with restructuring. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments. Additionally, with respect to restructuring, these costs represent changes in operations rather than investments in the future capabilities of our operating businesses.

Adjusted operating earnings before income taxes for Corporate includes Net investment gains (losses) and Net guaranteed benefit hedging gains (losses) associated with the Retained Business in periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.

Voya Financial	Page 4 of	42

Explanatory Note on Non-GAAP Financial Information

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Earnings - excluding Unlocking
Adjusted operating earnings - excluding unlocking is also a non-GAAP financial measure. This measure excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking; and

•
The net gains included in Adjusted operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement ("Lehman Recovery"), and losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a mean of exiting this asset class.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement and loss from the disposition of low-income housing tax credit partnerships affected run-rate results and we believe that this effect is not reflective of our ongoing performance.
Adjusted Operating Earnings per Share (Diluted); Shareholders' Equity/Book Value per Share, Excluding AOCI
In addition to Net income (loss) per share, we report Adjusted operating earnings per share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors.
In addition to book value per share including Accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders' equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital excludes AOCI and includes a 25% equity treatment afforded to subordinated debt.
For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earning Per Share; Book Value Per Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from corporate and closed block activities, which include our Retirement, Investment Management, Individual Life and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate
The Adjusted operating effective tax rate for 2018 is based on the income tax expense for the current period related to Income (loss) from continuing operations, less estimated taxes on non-operating items assuming a 21% corporate tax rate, and other non-operating impacts such as those related to restructuring and the Tax Cuts and Jobs Act. Voya assumes a 21% tax rate on all components of Adjusted operating earnings described as “after-tax”. For purposes of calculating segment Adjusted ROC, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.
Stranded Costs
As a result of the Transaction, the revenues and expenses of the businesses held for sale have been classified as discontinued operations. Expenses classified within discontinued operations include only direct operating expenses incurred by the businesses sold that 1) are identifiable as costs of the businesses sold, and 2) we will not continue to incur after the close of the Transaction. Consequently, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses held for sale, are excluded from discontinued operations. In addition, certain direct costs related to the businesses sold, for which we will continue to perform transition services and be reimbursed in a transaction services agreement, are excluded from discontinued operations. Both types of costs ("Stranded Costs") are included in Adjusted operating earnings and Income (loss) from continuing operations for all periods presented. We do not believe these Stranded Costs are representative of the future run-rate of expenses for our continuing operations, therefore they are currently allocated to Corporate. We will undertake efforts to eliminate some or all of the Stranded Costs through a cost reduction strategy.

Voya Financial	Page 5 of	42

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Adjusted operating revenues for Corporate includes Net investment gains (losses) and Gains (losses) on change in fair value of derivatives related to guaranteed benefits associated with the Retained Business in the periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of	42

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Income (loss) from continuing operations before income taxes	241	21	220	40	155	262	268
Income tax expense (benefit)	45	4	687	(40)	—	49	93
Income (loss) from discontinued operations, net of tax (1)	28	429	(2,616)	134	64	457	(98)
Net income (loss)	224	446	(3,083)	214	219	670	77
Net income (loss) attributable to noncontrolling interest	58	—	82	65	52	58	53
Net income (loss) available to Voya Financial, Inc.'s common shareholders	166	446	(3,165)	149	167	612	24
Adjusted operating earnings before income taxes - Consolidated (2)	238	163	233	43	107	401	252
Total Voya Financial, Inc. Shareholders' Equity	8,460	9,378	10,009	13,653	13,353	8,460	13,353
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI (2)	7,517	7,867	7,278	10,922	10,747	7,517	10,747
Net Deferred Tax Asset (DTA) (net of valuation allowance)	1,885	1,816	1,856	2,954	2,888	1,885	2,888
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI & DTA (3)	5,632	6,051	5,422	7,968	7,859	5,632	7,859
Debt to Capital:
Debt to Capital	29.0%	26.9%	25.7%	20.2%	20.6%	29.0%	20.6%
Adjusted Debt to Capital (2) (5)	29.0%	28.1%	30.5%	22.7%	23.0%	29.0%	23.0%
Per Share:
Adjusted operating effective tax rate (6)	17.9%	16.2%	32.0%	32.0%	32.0%	17.2%	32.0%
Net income (loss) available to shareholders per common share:
Basic	1.00	2.59	(17.64)	0.83	0.90	3.60	0.13
Diluted	0.96	2.50	(17.64)	0.81	0.89	3.48	0.12
Adjusted operating earnings per share (diluted) (2) (4)	1.13	0.77	0.87	0.16	0.39	1.89	0.89
Adjusted operating earnings per share (diluted) - ex unlocking (2) (4)	1.26	1.08	0.87	0.86	0.81	2.33	1.29
Book value per share (including AOCI)	52.22	54.65	58.19	75.98	74.30	52.22	74.30
Book value per share (excluding AOCI) (4)	46.40	45.84	42.31	60.78	59.80	46.40	59.80
Shares:
Weighted-average common shares outstanding
Basic	167	172	179	180	186	170	189
Diluted	173	178	179	182	188	176	191
Adjusted Diluted (2),(4)	173	178	183	182	188	176	191
Ending shares outstanding	162	172	172	180	180	162	180
Returned to Shareholders:
Repurchase of common shares, excluding commissions	500	100	401	—	375	600	623
Dividends to shareholders	1	2	2	2	2	3	4
Total cash returned to shareholders	501	102	403	2	377	603	627
(1) Income (loss) from discontinued operations, net of tax includes a $2.4 billion write down of assets of businesses held for sale to fair value less costs to sell in the period ended 12/31/2017, which was reduced by $0.5 billion in the six months ended June 30, 2018.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(3) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Life Subgroup Deferred Losses, Alternative Minimum Tax refundable in the short term under new tax legislation, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $447 million tax valuation allowance related to Federal NOLs for the period ended June 30, 2018.

(4) For an explanation of the diluted weighted-average common share measures used for Adjusted operating earnings per share (diluted) please refer to "Reconciliation of Adjusted Operating Earnings Per Share; Book Value Per Share, Excluding AOCI" on page 41 of this document.

(5) Includes a 25% equity treatment afforded to subordinated debt and excludes AOCI.
(6) Consolidated effective tax rate used in the calculation of Adjusted operating earning per share. The effect of assumed tax rate vs actual tax rate is listed on page 41 of this document.

Voya Financial	Page 7 of	42

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Revenues
Net investment income	813	823	824	795	832	1,636	1,675
Fee income	660	676	668	683	639	1,336	1,276
Premiums	533	539	515	533	526	1,072	1,073
Net realized capital gains (losses)	(120)	(181)	(63)	(53)	(25)	(301)	(111)
Income (loss) related to consolidated investment entities	126	11	136	140	129	137	156
Other revenues	101	99	106	86	90	200	179
Total revenues	2,113	1,967	2,186	2,184	2,191	4,080	4,248

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,088)	(1,090)	(1,159)	(1,192)	(1,136)	(2,178)	(2,285)
Operating expenses	(645)	(700)	(682)	(674)	(630)	(1,345)	(1,298)
Net amortization of DAC/VOBA	(74)	(100)	(61)	(209)	(195)	(174)	(259)
Interest expense	(46)	(49)	(44)	(49)	(45)	(95)	(91)
Operating expenses related to consolidated investment entities	(19)	(7)	(20)	(20)	(30)	(26)	(47)
Total benefits and expenses	(1,872)	(1,946)	(1,966)	(2,144)	(2,036)	(3,818)	(3,980)
Income (loss) from continuing operations before income taxes	241	21	220	40	155	262	268
Less:
Net investment gains (losses) and related charges and adjustments	(40)	(61)	(54)	(12)	2	(101)	(18)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	2	(14)	34	5	(1)	(12)	7
Income (loss) related to businesses exited through reinsurance or divestment	(8)	(45)	(39)	(2)	1	(53)	(4)
Income (loss) attributable to noncontrolling interests	58	—	82	65	52	58	53
Income (loss) on early extinguishment of debt	—	(3)	—	(3)	—	(3)	(1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	(17)	1	—	—	—
Other adjustments (1)	(9)	(19)	(19)	(57)	(6)	(28)	(21)
Adjusted operating earnings before income taxes (2)	238	163	233	43	107	401	252

(1) Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 8 of	42

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	756	741	753	736	758	1,497	1,486
Fee income	706	708	711	730	693	1,414	1,367
Premiums	532	537	514	532	524	1,069	1,069
Other revenue	39	37	45	29	36	76	74
Adjusted operating revenues (1)	2,033	2,023	2,023	2,027	2,011	4,056	3,996

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,101)	(1,115)	(1,077)	(1,158)	(1,078)	(2,216)	(2,200)
Operating expenses	(569)	(578)	(592)	(568)	(576)	(1,147)	(1,180)
Net amortization of DAC/VOBA	(77)	(118)	(75)	(212)	(203)	(195)	(270)
Interest expense	(48)	(49)	(46)	(46)	(47)	(97)	(94)
Adjusted operating benefits and expenses	(1,795)	(1,860)	(1,790)	(1,984)	(1,904)	(3,655)	(3,744)
Adjusted operating earnings before income taxes (1)	238	163	233	43	107	401	252

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	670	662	649	634	630	1,332	1,255
Investment Management	171	185	185	171	204	356	375
Employee Benefits	460	453	431	446	443	913	890
Individual Life	641	631	635	669	629	1,272	1,259
Corporate	91	92	123	107	105	183	217
Adjusted operating revenues (1)	2,033	2,023	2,023	2,027	2,011	4,056	3,996

Adjusted Operating Earnings
Retirement	169	109	168	107	33	278	181
Investment Management	52	61	60	54	85	113	134
Employee Benefits	35	32	31	58	27	67	38
Individual Life	41	17	64	(66)	62	58	94
Corporate	(59)	(56)	(90)	(110)	(100)	(115)	(195)
Adjusted operating earnings before income taxes (1)	238	163	233	43	107	401	252

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 9 of	42

Adjusted Operating Earnings by Segment

	Three Months Ended June 30, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	430	5	28	225	69	756
Fee income	210	161	15	309	10	706
Premiums	4	—	418	103	6	532
Other revenue	26	5	(1)	4	6	39
Adjusted operating revenues (1)	670	171	460	641	91	2,033

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(239)	—	(335)	(489)	(39)	(1,101)
Operating expenses	(237)	(119)	(87)	(66)	(60)	(569)
Net amortization of DAC/VOBA	(25)	—	(3)	(45)	(3)	(77)
Interest expense	—	—	—	—	(48)	(48)
Adjusted operating benefits and expenses	(501)	(119)	(425)	(600)	(150)	(1,795)
Adjusted operating earnings before income taxes (1)	169	52	35	41	(59)	238

	Three Months Ended June 30, 2017
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	419	35	27	213	64	758
Fee income	185	158	16	307	27	693
Premiums	5	—	401	105	12	523
Other revenue	21	11	(1)	4	2	37
Adjusted operating revenues (1)	630	204	443	629	105	2,011

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(242)	—	(329)	(448)	(59)	(1,078)
Operating expenses	(207)	(119)	(84)	(69)	(97)	(576)
Net amortization of DAC/VOBA	(148)	—	(3)	(50)	(2)	(203)
Interest expense	—	—	—	—	(47)	(47)
Adjusted operating benefits and expenses	(597)	(119)	(416)	(567)	(205)	(1,904)
Adjusted operating earnings before income taxes (1)	33	85	27	62	(100)	107

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

Voya Financial	Page 10 of	42

Adjusted Operating Earnings by Segment

	Six Months Ended June 30, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	853	16	55	443	130	1,497
Fee income	422	326	31	614	21	1,414
Premiums	6	—	829	208	26	1,069
Other revenue	51	14	(2)	7	6	76
Adjusted operating revenues (1)	1,332	356	913	1,272	183	4,056

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(476)	—	(661)	(984)	(95)	(2,216)
Operating expenses	(485)	(243)	(178)	(140)	(101)	(1,147)
Net amortization of DAC/VOBA	(93)	—	(7)	(90)	(5)	(195)
Interest expense	—	—	—	—	(97)	(97)
Adjusted operating benefits and expenses	(1,054)	(243)	(846)	(1,214)	(298)	(3,655)
Adjusted operating earnings before income taxes (1)	278	113	67	58	(115)	401

	Six Months Ended June 30, 2017
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	846	44	54	424	118	1,486
Fee income	363	308	32	610	54	1,367
Premiums	4	—	806	216	43	1,069
Other revenue	42	23	(2)	9	2	74
Adjusted operating revenues (1)	1,255	375	890	1,259	217	3,996

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(474)	—	(672)	(923)	(131)	(2,200)
Operating expenses	(434)	(241)	(174)	(147)	(184)	(1,180)
Net amortization of DAC/VOBA	(166)	—	(6)	(95)	(3)	(270)
Interest expense	—	—	—	—	(94)	(94)
Adjusted operating benefits and expenses	(1,074)	(241)	(852)	(1,165)	(412)	(3,744)
Adjusted operating earnings before income taxes (1)	181	134	38	94	(195)	252

Voya Financial	Page 11 of	42

Consolidated Balance Sheets

	Balances as of
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Assets
Total investments	63,857	64,608	66,087	65,918	64,976
Cash and cash equivalents	1,534	1,411	1,218	1,470	1,528
Assets held in separate accounts	78,642	77,949	77,605	77,613	72,747
Premium receivable and reinsurance recoverable	7,617	7,601	7,632	7,273	7,249
Short term investments under securities loan agreement and accrued investment income	2,353	2,170	2,293	2,603	1,408
Deferred policy acquisition costs, Value of business acquired	4,008	3,769	3,374	3,403	3,620
Deferred income taxes	1,266	1,022	781	1,293	1,375
Other assets (1)	1,175	1,388	1,314	1,477	1,581
Assets related to consolidated investment entities	2,288	2,826	3,176	3,618	3,679
Assets held for sale	—	57,080	59,052	62,325	62,026
Total Assets	162,740	219,824	222,532	226,993	220,189

Liabilities
Future policy benefits and contract owner account balances	65,980	65,732	65,805	65,100	64,778
Liabilities related to separate accounts	78,642	77,949	77,605	77,613	72,747
Payables under securities loan agreements, including collateral held	1,957	1,719	1,866	2,139	1,000
Short-term debt	1	—	337	337	736
Long-term debt	3,458	3,458	3,123	3,122	2,726
Other liabilities (2)	2,339	2,752	2,775	2,816	2,681
Liabilities related to consolidated investment entities	1,121	1,347	1,705	2,168	2,155
Liabilities held for sale	—	56,458	58,277	59,087	59,073
Total Liabilities	153,498	209,415	211,493	212,382	205,896

Shareholders' Equity
Common stock	3	3	3	3	3
Treasury stock	(4,442)	(3,936)	(3,827)	(3,426)	(3,426)
Additional paid-in capital	23,951	23,961	23,821	23,900	23,873
Retained earnings (deficit)	(11,995)	(12,161)	(12,719)	(9,555)	(9,703)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	7,517	7,867	7,278	10,922	10,747
Accumulated other comprehensive income	943	1,511	2,731	2,731	2,606
Total Voya Financial, Inc. Shareholders' Equity	8,460	9,378	10,009	13,653	13,353
Noncontrolling interest	782	1,031	1,030	958	940
Total Shareholders' Equity	9,242	10,409	11,039	14,611	14,293
Total Liabilities and Shareholders' Equity	162,740	219,824	222,532	226,993	220,189

(1) Includes Other assets, Sales inducements to contract holders, Current income taxes, Goodwill and other intangible assets.
(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 12 of	42

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Retirement
Balance as of Beginning-of-Period	1,057	882	858	921	1,141	882	1,165
Deferrals of commissions and expenses	18	19	23	21	23	37	49
Amortization	(20)	(13)	(27)	(34)	(33)	(33)	(58)
Unlocking (1)	(8)	(59)	9	(39)	(102)	(67)	(89)
Change in unrealized capital gains/losses	120	228	19	(11)	(108)	348	(146)
Balance as of End-of-Period	1,167	1,057	882	858	921	1,167	921
Deferred Sales Inducements as of End-of-Period	33	33	32	33	34	33	34
Individual Life
Balance as of Beginning-of-Period	2,566	2,366	2,424	2,575	2,658	2,366	2,702
Deferrals of commissions and expenses	25	26	31	26	31	51	66
Amortization	(38)	(1)	(39)	(44)	(50)	(39)	(93)
Unlocking	(2)	(21)	—	(83)	(4)	(23)	(8)
Change in unrealized capital gains/losses	136	196	(50)	(50)	(60)	332	(92)
Balance as of End-of-Period	2,687	2,566	2,366	2,424	2,575	2,687	2,575
Other (2)
Balance as of Beginning-of-Period	146	126	121	124	130	126	130
Deferrals of commissions and expenses	8	6	7	6	7	14	13
Amortization	(6)	(6)	(8)	(5)	(5)	(12)	(12)
Unlocking and loss recognition	—	—	1	(4)	(1)	—	1
Change in unrealized capital gains/losses	6	20	5	—	(7)	26	(8)
Balance as of End-of-Period	154	146	126	121	124	154	124
Deferred Sales Inducements as of End-of-Period	(2)	1	1	1	1	(2)	1
Total
Balance as of Beginning-of-Period	3,769	3,374	3,403	3,620	3,929	3,374	3,997
Deferrals of commissions and expenses	51	51	61	53	61	102	128
Amortization	(64)	(20)	(74)	(83)	(88)	(84)	(163)
Unlocking	(10)	(80)	10	(126)	(107)	(90)	(96)
Change in unrealized capital gains/losses	262	444	(26)	(61)	(175)	706	(246)
Balance as of End-of-Period	4,008	3,769	3,374	3,403	3,620	4,008	3,620
Deferred Sales Inducements as of End-of-Period	31	34	33	34	35	31	35

(1) Beginning in the second quarter of 2017, we solicited customer consents to execute a change to reduce the guaranteed minimum interest rate ("GMIR") applicable to future deposits and transfers into fixed investment option for certain retirement plan contracts with above-market GMIRs. This change, which reduces our exposure to low interest rates on new deposits, transfers and in certain plans existing fixed account assets, resulted in unfavorable unlocking for the Retirement segment of $43 million, $92 million and $128 million, for the three months ended 3/31/2018, 9/30/2017 and 6/30/2017,respectively.

(2) Includes Employee Benefits, Investment Management and closed blocks, including remaining annuities businesses.

Voya Financial	Page 13 of	42

Consolidated Capital Structure

	Balances as of
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Financial Debt
Senior bonds	2,357	2,357	2,703	2,702	2,705
Subordinated bonds	1,097	1,096	752	752	752
Other debt	5	5	5	5	5
Total Debt	3,459	3,458	3,460	3,459	3,462

Equity
Total common equity (Excluding AOCI) (1)	7,517	7,867	7,278	10,922	10,747
Accumulated other comprehensive income (AOCI)	943	1,511	2,731	2,731	2,606
Total Voya Financial, Inc. Shareholders' Equity	8,460	9,378	10,009	13,653	13,353

Total Equity (Excluding AOCI) (1)	7,517	7,867	7,278	10,922	10,747

Capital
Total Capitalization	11,919	12,836	13,469	17,112	16,815
Total Capitalization (Excluding AOCI) (1)	10,976	11,325	10,738	14,381	14,209

Debt to Capital
Debt to Capital	29.0%	26.9%	25.7%	20.2%	20.6%
Adjusted Debt to Capital (1) (2)	29.0%	28.1%	30.5%	22.7%	23.0%

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 35 of this document.

(2) Includes a 25% equity treatment afforded to subordinated debt and excludes AOCI.

Voya Financial	Page 14 of	42

Consolidated Assets Under Management/Assets Under Administration

As of June 30, 2018
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA

Retirement (1)	32,519	70,913	42,483	145,915	227,271	373,186
Investment Management	55,617	26,550	124,985	207,152	49,378	256,530
Employee Benefits	1,807	14	—	1,821	—	1,821
Individual Life (2)	12,899	2,774	—	15,673	—	15,673
Eliminations/Other	(47,225)	(21,609)	(10,468)	(79,302)	(40,286)	(119,588)
Total AUM and AUA	55,617	78,642	157,000	291,259	236,363	527,622

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes assets backing interest and non-interest sensitive products.

Retirement

Voya Financial	Page 16 of	42

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Sources of operating earnings before income taxes:
Investment spread and other investment income	195	187	192	185	181	382	373
Fee based margin (1)	237	241	221	212	208	478	410
Net underwriting gain (loss) and other revenue	—	(3)	(9)	(8)	(4)	(3)	(7)
Administrative expenses (1)	(185)	(194)	(167)	(159)	(163)	(379)	(347)
Trail commissions	(52)	(53)	(42)	(41)	(41)	(105)	(81)
DAC/VOBA and other intangibles amortization, excluding unlocking	(29)	(28)	(35)	(38)	(35)	(57)	(67)
DAC/VOBA and other intangibles unlocking (2)	3	(41)	7	(44)	(114)	(38)	(101)
Adjusted operating earnings before income taxes	169	109	168	107	33	278	181
Adjusted Return on Capital (3)	12.0%	11.1%	10.3%	9.9%	9.6%	12.0%	9.6%
Gross investment income
Fixed income	385	381	386	390	386	766	771
Limited partnership income	1	1	2	2	3	2	4
Prepayment fee income	5	4	11	6	5	9	10
Total gross investment income	391	386	399	398	394	777	785
Investment expenses	(19)	(17)	(17)	(19)	(17)	(36)	(36)
Credited interest	(231)	(228)	(236)	(237)	(233)	(459)	(463)
Net margin	141	141	146	142	144	282	286
Other investment income (4)	54	46	46	42	38	100	87
Investment spread and other investment income	195	187	192	185	181	382	373
Fee based margin (1)
Fee based margin - excluding Recordkeeping	195	196	177	171	168	391	331
Fee based margin - Recordkeeping	42	45	44	41	40	87	79
Fee based margin (1)	237	241	221	212	208	478	410
Assets Under Management by Fund Group
General account	32,519	32,480	32,571	32,761	32,625	32,519	32,625
Guaranteed separate account	7,527	7,541	7,695	7,771	7,104	7,527	7,104
Non-guaranteed separate account	63,386	62,820	63,538	60,705	58,387	63,386	58,387
Mutual funds / Institutional funds	42,483	40,875	34,387	33,348	31,619	42,483	31,619
Total AUM	145,915	143,716	138,191	134,585	129,735	145,915	129,735
AUA (5)	227,271	226,101	244,517	227,284	213,499	227,271	213,499
Total AUM and AUA	373,186	369,817	382,708	361,868	343,234	373,186	343,234
(1) During the first quarter of 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(2) Beginning in the second quarter of 2017, we solicited customer consents to execute a change to reduce the guaranteed minimum interest rate ("GMIR") applicable to future deposits and transfers into fixed investment option for certain retirement plan contracts with above-market GMIRs. This change, which reduces our exposure to low interest rates on new deposits, transfers and in certain plans existing fixed account assets, resulted in unfavorable unlocking for the Retirement segment of $43 million, $92 million and $128 million, for the three months ended 3/31/2018, 9/30/2017 and 6/30/2017,respectively.

(3) Adjusted Return on Capital calculated using trailing twelve months.
(4) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(5) Includes Recordkeeping and Stable Value where Voya is not the Investment Manager.

Voya Financial	Page 17 of	42

Retirement AUM Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Full service - Corporate markets
Assets under management, beginning of period	60,650	60,495	58,010	55,536	53,163	60,495	49,921
Transfer/Single deposits	986	1,066	1,597	1,212	1,430	2,052	2,929
Recurring deposits	1,512	1,670	1,219	1,307	1,296	3,182	2,798
Total Deposits	2,498	2,736	2,816	2,519	2,726	5,234	5,727
Surrenders, benefits, and product charges	(2,261)	(2,465)	(2,656)	(1,952)	(1,881)	(4,726)	(3,942)
Net Flows	237	271	160	567	845	508	1,785
Interest credited and investment performance	1,001	(116)	2,325	1,907	1,529	885	3,830
Assets under management, end of period	61,888	60,650	60,495	58,010	55,536	61,888	55,536
Full service - Tax-exempt markets
Assets under management, beginning of period	61,954	62,070	60,590	58,549	57,185	62,070	55,497
Transfer/Single deposits	283	280	272	789	294	563	907
Recurring deposits	864	857	775	723	786	1,721	1,655
Total Deposits	1,147	1,137	1,047	1,512	1,080	2,284	2,562
Surrenders, benefits, and product charges	(1,257)	(1,361)	(1,234)	(1,155)	(1,011)	(2,618)	(2,740)
Net Flows	(110)	(224)	(187)	357	69	(334)	(178)
Interest credited and investment performance	970	108	1,667	1,684	1,295	1,078	3,230
Assets under management, end of period	62,814	61,954	62,070	60,590	58,549	62,814	58,549
Stable value (1) and Pension risk transfer
Assets under management, beginning of period	11,544	11,982	12,403	12,088	12,536	11,982	12,506
Transfer/Adjustment (2)	196	—	—	—	—	196	—
Transfer/Single deposits	107	101	137	415	25	208	182
Recurring deposits	231	104	67	95	87	335	220
Total Deposits	338	205	204	510	112	543	403
Surrenders, benefits, and product charges	(598)	(546)	(620)	(283)	(671)	(1,144)	(1,007)
Net Flows	(260)	(341)	(416)	227	(559)	(601)	(604)
Interest credited and investment performance	38	(97)	(5)	89	111	(59)	187
Assets under management, end of period	11,518	11,544	11,982	12,403	12,088	11,518	12,088
Retail wealth management
Assets under management, beginning of period	9,568	3,644	3,581	3,562	3,559	3,644	3,485
Transfer/Adjustment (2)	—	6,016	—	—	—	6,016	—
Transfer/Single deposits	456	440	180	150	161	896	382
Recurring deposits	1	1	1	1	1	2	2
Total Deposits	457	441	181	151	162	898	384
Surrenders, benefits, and product charges	(458)	(509)	(214)	(211)	(237)	(967)	(496)
Net Flows	(1)	(68)	(33)	(60)	(75)	(69)	(112)
Interest credited and investment performance	128	(24)	97	80	77	104	189
Assets under management, end of period	9,695	9,568	3,644	3,581	3,562	9,695	3,562
Total AUM (3)
Assets under management, beginning of period	143,716	138,191	134,585	129,735	126,443	138,191	121,408
Transfer/Adjustment (2)	196	6,016	—	—	—	6,212	—
Transfer/Single deposits	1,832	1,887	2,186	2,565	1,909	3,719	4,400
Recurring deposits	2,608	2,632	2,062	2,126	2,171	5,240	4,675
Total Deposits	4,440	4,519	4,248	4,691	4,080	8,959	9,076
Surrenders, benefits, and product charges	(4,574)	(4,881)	(4,724)	(3,600)	(3,800)	(9,455)	(8,185)
Net Flows	(134)	(362)	(476)	1,091	280	(496)	891
Interest credited and investment performance	2,137	(129)	4,082	3,759	3,012	2,008	7,436
Assets under management, end of period	145,915	143,716	138,191	134,585	129,735	145,915	129,735
1) Where Voya is the Investment Manager. Stable Value assets move from AUM to AUA when Voya no longer serves as Investment Manager but continues to provide a book value guarantee.
(2) During the Q1 2018, results from certain investment-only products were moved from Corporate to the Retirement segment. In addition, an adjustment in Q2 2018 reflects certain stable value assets that were previously reported as AUA.

(3) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.

Investment Management

Voya Financial	Page 19 of	42

Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Sources of operating earnings before income taxes:
Investment capital and other investment income (1)	5	11	8	5	36	16	44
Fee based margin	166	174	177	166	168	340	331
Administrative expenses	(119)	(124)	(125)	(117)	(119)	(243)	(241)
Adjusted operating earnings before income taxes	52	61	60	54	85	113	134

Fee based margin
Investment advisory and administrative revenue	161	165	164	160	157	326	308
Other fee based margin	5	9	13	6	11	14	23
Fee based margin	166	174	177	166	168	340	331
(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered. For the three months ended 6/30/2018, our carried interest total net results were immaterial. For the three months ended 12/31/2017, 9/30/2017 and 6/30/2017, our carried interest net results included a gain (loss) of $9 million, $(2) million, and $28 million, respectively, including the recovery of $25 million of carried interest reversed in prior periods.

Voya Financial	Page 20 of	42

Investment Management Key Metrics

	Balances as of					Balances as of
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Client Assets by Source:

Investment Management sourced	86,802	85,411	85,804	83,070	80,158	86,802	80,158
Affiliate sourced	36,882	55,147	56,476	56,546	54,937	36,882	54,937
Variable Annuities (1)	27,851	—	—	—	—	27,851	—
Subtotal external clients	151,535	140,558	142,280	139,616	135,095	151,535	135,095
General Account (2)	55,617	81,893	82,006	82,489	81,905	55,617	81,905
Total Client Assets (AUM)	207,152	222,451	224,286	222,105	217,000	207,152	217,000
Administration Only Assets (AUA)	49,378	49,008	50,018	50,460	50,920	49,378	50,920
Total AUM and AUA	256,530	271,459	274,304	272,565	267,920	256,530	267,920
	Three Months Ended					Year-to-Date
	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Analysis of investment advisory and administrative revenues, net, by source: (3)(4)

Investment Management sourced	95	92	92	86	87	187	166
Affiliate sourced	27	28	28	29	27	55	56
Total external clients	122	120	120	115	114	242	222
General Account	36	40	40	40	39	76	78
Total investment advisory and administrative revenues, net, from AUM	158	160	160	155	153	318	300
Administration Only Fees	3	5	4	5	5	8	7
Total investment advisory and administrative revenues, net, by source (3)	161	165	164	160	158	326	308
Revenue Yield (bps, using average client assets for the period): (3)(5)

Investment Management sourced	43.3	43.0	43.3	42.0	44.6	43.3	43.2
Affiliate sourced	18.5	19.5	19.5	21.0	19.9	19.8	20.6
Revenue yield on external clients	33.4	33.7	33.8	33.5	34.4	33.6	33.8
General Account	19.7	19.5	19.5	19.3	19.0	19.6	19.0
Revenue yield on client assets (AUM)	28.8	28.5	28.5	28.2	28.5	28.7	28.1
Revenue yield on administration only assets (AUA)	2.9	4.1	4.0	4.5	3.3	3.5	2.9
Total revenue yield on AUM and AUA (bps) (3)	24.1	24.0	24.0	23.8	23.7	24.1	23.3
(1) Reflects Assets Under Management associated with the Variable Annuities business divested in June 2018.
(2) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
(3) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
(4) Revenues include fees on AUM associated with the Variable Annuities business in both Investment Management sourced and Affiliate sourced.
(5) Revenue yield on external clients includes the yield on AUM associated with the Variable Annuities business. For the period ended 6/30/2018, standalone revenue yields reflect ongoing yield on Investment Management Sourced and Affiliate Sourced AUM and exclude Variable Annuities business impacts.

Voya Financial	Page 21 of	42

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Investment Management Sourced AUM:
Beginning of period AUM	85,411	85,804	83,070	80,158	76,195	85,804	73,992
Inflows
Inflows from sub-advisor replacements	—	—	—	—	—	—	—
Inflows-other	4,788	3,704	4,219	5,290	5,500	8,492	9,332
Outflows	(3,636)	(3,648)	(3,383)	(4,062)	(3,115)	(7,284)	(6,379)
Net Flows	1,152	56	836	1,228	2,385	1,208	2,953
Net Money Market Flows	19	(62)	59	(24)	20	(43)	(24)
Change in Market Value	273	(93)	1,975	1,445	1,488	180	3,292
Other	217	(294)	(136)	263	70	(77)	(55)
Impact of Divestitures (1)	(270)	—	—	—	—	(270)	—
End of period AUM	86,802	85,411	85,804	83,070	80,158	86,802	80,158
Organic Growth (Net Flows / Beginning of period AUM)	1.35%	0.07%	1.01%	1.53%	3.13%	1.41%	3.99%
Market Growth %	0.32%	-0.11%	2.38%	1.80%	1.95%	0.21%	4.45%
Affiliate Sourced AUM:
Beginning of period AUM	55,147	56,476	56,546	54,937	54,636	56,476	54,254
Inflows
Inflows from sub-advisor replacements	—	—	—	857	—	—	—
Inflows-other	911	1,013	904	1,452	873	1,924	2,003
Outflows	(1,947)	(2,234)	(2,877)	(2,025)	(2,088)	(4,181)	(4,939)
Net Flows	(1,036)	(1,221)	(1,973)	284	(1,215)	(2,257)	(2,936)
Net Money Market Flows	(47)	(22)	(82)	(10)	(83)	(69)	(170)
Change in Market Value	753	(319)	1,941	1,466	1,275	434	3,442
Other	(80)	233	44	(131)	324	153	347
Impact of Divestitures (1)	(17,855)	—	—	—	—	(17,855)	—
End of period AUM	36,882	55,147	56,476	56,546	54,937	36,882	54,937
Organic Growth (Net Flows / Beginning of period AUM)	-1.88%	-2.16%	-3.49%	0.52%	-2.22%	-4.00%	-5.41%
Market Growth %	1.37%	-0.56%	3.43%	2.67%	2.33%	0.77%	6.34%

Variable Annuity End of Period AUM (1)(2)	27,851	—	—	—	—	27,851	—

Investment Management sourced net flows	1,152	56	836	1,228	2,385	1,208	2,953
Other affiliate sourced net flows	(409)	(507)	(530)	1,232	(515)	(916)	(822)
Variable annuities net flows	(627)	(714)	(1,443)	(948)	(699)	(1,341)	(2,114)
Total Net Flows	116	(1,165)	(1,137)	1,512	1,171	(1,049)	17
Net Flows excluding sub-advisor replacements and variable annuities net flows	743	(451)	305	1,603	1,870	292	2,132
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Variable Annuities End of Period AUM includes Retail AUM of $18.1Bn reflected in divestitures above as well as $9.7Bn of General Account AUM retained by Voya Investment Management.

Voya Financial	Page 22 of	42

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Institutional
Equity	23,188	23,037	22,905	21,868	21,554
Fixed Income	60,363	49,507	49,563	48,884	46,483
Real Estate	—	—	—	—	—
Money Market	90	—	—	—	—
Total	83,641	72,544	72,468	70,752	68,037
Retail
Equity	43,075	43,003	44,380	43,228	41,627
Fixed Income	21,326	21,257	21,077	20,524	20,310
Real Estate	2,118	2,353	2,873	3,611	3,588
Money Market	1,375	1,401	1,482	1,502	1,533
Total	67,894	68,014	69,812	68,865	67,058
General Account
Equity	205	240	217	218	245
Fixed Income	54,581	80,011	80,253	80,813	79,806
Real Estate	—	—	—	—	—
Money Market	831	1,642	1,536	1,458	1,854
Total	55,617	81,893	82,006	82,489	81,905
Combined Asset Type
Equity	66,468	66,280	67,502	65,313	63,426
Fixed Income	136,270	150,775	150,893	150,221	146,599
Real Estate	2,118	2,353	2,873	3,611	3,588
Money Market	2,296	3,043	3,018	2,960	3,387
Total	207,152	222,451	224,286	222,105	217,000

Employee Benefits

Voya Financial	Page 24 of	42

Employee Benefits Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Sources of operating earnings before income taxes:
Investment spread and other investment income	14	13	13	14	13	27	24
Net underwriting gain (loss) and other revenue	112	113	102	128	101	225	193
Administrative expenses	(53)	(55)	(51)	(49)	(51)	(108)	(106)
Trail commissions	(35)	(35)	(31)	(32)	(32)	(70)	(68)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3)	(3)	(3)	(2)	(3)	(6)	(5)
DAC/VOBA and other intangibles unlocking	—	(1)	—	(1)	(1)	(1)	(2)
Adjusted operating earnings before income taxes	35	32	31	58	27	67	38
Adjusted Return on Capital (1)	29.0%	28.3%	24.4%	24.3%	20.8%	29.0%	20.8%
Gross Investment Income
Fixed income	23	23	23	24	24	46	46
Limited partnership income	—	—	—	—	—	—	—
Prepayment fee income	1	—	1	1	1	1	1
Total gross investment income	24	23	24	25	24	47	47
Investment expenses	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Credited interest	(14)	(14)	(14)	(14)	(14)	(28)	(29)
Net margin	9	8	9	10	9	17	16
Other investment income	5	5	4	4	4	10	8
Investment spread and other investment income	14	13	13	14	13	27	24
Group life
Premiums	125	123	117	118	116	248	231
Benefits	(102)	(98)	(89)	(88)	(82)	(200)	(178)
Other (2)	(2)	(2)	(2)	(2)	(2)	(4)	(4)
Total	21	23	26	28	32	44	49
Loss Ratio (Interest adjusted)	81.5%	79.3%	76.1%	74.4%	70.5%	80.4%	76.9%
Group stop loss
Premiums	232	226	233	241	238	458	479
Benefits	(189)	(181)	(195)	(194)	(204)	(370)	(399)
Other (2)	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Total	42	44	37	46	33	86	78
Loss Ratio	81.7%	80.2%	83.9%	80.6%	85.6%	81.0%	83.3%
Voluntary Benefits, Disability, and Other	49	46	39	54	36	95	65
Net underwriting gain (loss) and other revenue	112	113	102	128	101	225	193

(1) Adjusted Return on Capital calculated using trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 25 of	42

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Sales by Product Line:
Group life	9	45	5	7	12	54	42
Stop loss	15	179	7	19	12	194	260
Voluntary	10	65	9	5	10	75	56
Disability and other	3	15	6	8	2	18	19
Total sales by product line	37	304	27	39	36	341	377

Total gross premiums and deposits	469	462	440	456	452	931	910

Annualized In-force Premiums by Product Line:
Group life	515	512	479	483	479	515	479
Stop loss	938	925	969	989	992	938	992
Voluntary	312	303	257	257	262	312	262
Disability and other	149	151	144	144	141	149	141
Total annualized in-force premiums (1)	1,914	1,891	1,849	1,873	1,874	1,914	1,874

Assets Under Management by Fund Group
General account	1,807	1,779	1,813	1,860	1,849	1,807	1,849
Separate account	14	15	16	15	15	14	15
Total AUM	1,821	1,794	1,829	1,875	1,864	1,821	1,864
(1) Historical amounts for annualized in-force premiums are as follows:
	Three months ended 12/31/2016	Three months ended 12/31/2015
Group life	500	492
Stop loss	874	824
Voluntary	213	183
Disability and other	127	105
Total annualized in-force premiums	1,714	1,604

Individual Life

Voya Financial	Page 27 of	42

Individual Life Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Sources of operating earnings before income taxes:
Investment spread and other investment income	73	66	66	66	60	139	119
Fee based margin	3	3	4	3	3	6	7
Net underwriting gain (loss) and other revenue	93	69	98	96	98	162	180
Administrative expenses	(51)	(58)	(50)	(47)	(50)	(109)	(108)
Trail commissions	(5)	(7)	(5)	(5)	(5)	(12)	(12)
DAC/VOBA and other intangibles amortization, excluding unlocking	(41)	(27)	(41)	(37)	(43)	(68)	(83)
DAC/VOBA and other intangibles unlocking	(31)	(29)	(8)	(143)	(1)	(60)	(9)
Adjusted operating earnings before income taxes	41	17	64	(66)	62	58	94
Adjusted Return on Capital (1)	10.6%	10.8%	11.2%	9.5%	7.5%	10.6%	7.5%
Gross Investment Income
Fixed income	204	203	203	206	202	407	401
Limited partnership income	10	4	6	5	5	14	7
Prepayment fee income	3	2	2	2	1	5	4
Total gross investment income	217	209	211	212	207	426	411
Investment expenses	(7)	(8)	(7)	(6)	(7)	(15)	(13)
Credited interest	(150)	(149)	(150)	(150)	(150)	(299)	(300)
Net margin	60	52	54	56	51	112	98
Other investment income (2)	13	14	12	10	9	27	21
Investment spread and other investment income	73	66	66	66	60	139	119
Net underwriting gain (loss) and other revenue
Fee revenue / Premiums	427	417	430	429	427	844	858
Net mortality, including Reinsurance	(331)	(371)	(317)	(310)	(296)	(702)	(628)
Reserve change / Other	(3)	23	(15)	(22)	(33)	20	(50)
Total net underwriting gain (loss) and other revenue	93	69	98	96	98	162	180

(1) Adjusted Return on Capital calculated using trailing twelve months.
(2) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

Voya Financial	Page 28 of	42

Individual Life Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Sales by Product Line:
Indexed	16	16	19	16	17	32	38
Accumulation	1	1	1	1	1	2	2
Total Universal life	17	17	20	17	18	34	40
Variable life	1	—	1	1	1	1	2
Term	—	—	—	—	—	—	2
Total sales by product line	18	17	21	18	19	35	44
Gross Premiums and Deposits by Product (1)
Interest sensitive	314	318	331	305	319	632	629
Non - interest sensitive	130	131	134	136	134	261	271
Total gross premiums and deposits	444	449	465	441	453	893	900
Applications
New business policy count (Paid)	1,069	1,060	1,108	1,144	1,235	2,129	4,280
End of Period:
In-Force Face Amount by Product (1)
Universal life	81,266	81,150	81,055	80,657	80,383	81,266	80,383
Variable life	21,016	21,330	21,695	22,110	22,381	21,016	22,381
Term	212,572	218,586	223,596	228,384	233,358	212,572	233,358
Whole life	1,720	1,743	1,774	1,782	1,797	1,720	1,797
Total in-force face amount	316,574	322,809	328,120	332,933	337,919	316,574	337,919
In-Force Policy Count (in whole numbers) (1)
Universal life	241,992	244,740	247,610	251,379	253,596	241,992	253,596
Variable life	50,387	51,112	51,922	52,656	53,383	50,387	53,383
Term	400,397	411,474	420,731	429,667	439,629	400,397	439,629
Whole life	107,995	109,841	111,673	112,088	113,272	107,995	113,272
Total in-force policy count	800,771	817,167	831,936	845,790	859,880	800,771	859,880
Assets Under Management by Fund Group (1)
General account	12,899	12,833	12,824	12,770	12,761	12,899	12,761
Separate account	2,774	2,755	2,809	2,724	2,657	2,774	2,657
Total AUM	15,673	15,588	15,633	15,494	15,418	15,673	15,418

(1) Excludes amounts transferred to third parties through reinsurance transactions.

Corporate

Voya Financial	Page 30 of	42

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Interest expense (including interest rate swap settlements)	(49)	(49)	(47)	(47)	(49)	(98)	(96)
Amortization of intangibles	(9)	(9)	(9)	(9)	(10)	(18)	(18)
Strategic investment program (1)	—	—	(16)	(21)	(23)	—	(43)
Other	(1)	2	(18)	(33)	(19)	1	(39)
Adjusted operating earnings before income taxes	(59)	(56)	(90)	(110)	(100)	(115)	(195)

(1) In 2015, we announced that we would incur an incremental $350.0 million of expenses through 2018 for IT simplification, digital and analytics and cross-enterprise initiatives (“Strategic Investment Program”). In 2018, the remaining costs related to this program are insignificant and reflected in our segments.

Investment Information

Voya Financial	Page 32 of	42

Portfolio Composition

	Balances as of
(in millions USD)	6/30/2018		3/31/2018		12/31/2017		9/30/2017		6/30/2017
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	46,104	72.3%	47,274	73.2%	48,329	73.1%	48,191	73.1%	48,286	74.3%
Fixed maturities, at fair value using the fair value option	2,983	4.7%	2,903	4.5%	3,018	4.6%	3,080	4.7%	3,120	4.8%
Equity securities, available for sale, at fair value	385	0.6%	382	0.6%	380	0.6%	397	0.6%	281	0.4%
Short-term investments	102	0.2%	193	0.3%	471	0.7%	343	0.5%	384	0.6%
Mortgage loans on real estate	8,904	13.8%	8,837	13.6%	8,686	13.0%	8,629	13.1%	8,650	13.3%
Policy loans	1,849	2.9%	1,863	2.9%	1,888	2.9%	1,899	2.9%	1,889	2.9%
Limited partnerships/corporations, before consolidation	1,453	N/M	1,267	N/M	1,293	N/M	1,177	N/M	1,131	N/M
CLO/VOEs Adjustments (1)	(383)	N/M	(447)	N/M	(509)	N/M	(491)	N/M	(457)	N/M
Limited partnerships/corporations, after consolidation	1,070	1.7%	820	1.3%	784	1.2%	686	1.0%	674	1.0%
Derivatives	376	0.6%	390	0.6%	397	0.6%	358	0.5%	385	0.6%
Other investments	90	0.1%	77	0.1%	47	0.1%	48	0.1%	40	0.2%
Securities pledged to creditors	1,994	3.1%	1,869	2.9%	2,087	3.2%	2,287	3.5%	1,267	1.9%
Total investments, after consolidation	63,857	100.0%	64,608	100.0%	66,087	100.0%	65,918	100.0%	64,976	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	2,419	4.8%	2,522	4.8%	2,797	5.2%	2,812	5.3%	2,897	5.5%
U.S. Corporate - Public	20,577	40.2%	22,083	42.5%	23,258	43.4%	23,458	43.9%	23,458	44.5%
U.S. Corporate - Private	6,261	12.3%	5,665	10.9%	5,833	10.9%	5,737	10.7%	5,567	10.6%
Foreign Government / Agency	848	1.7%	785	1.5%	775	1.5%	769	1.4%	772	1.5%
Foreign Corporate - Public	4,552	8.9%	4,851	9.3%	4,941	9.2%	4,880	9.1%	4,805	9.1%
Foreign Corporate - Private	5,252	10.3%	5,204	10.0%	5,161	9.7%	5,421	10.1%	5,066	9.6%
State, municipalities and political subdivisions	1,659	3.2%	1,815	3.5%	1,913	3.6%	1,896	3.5%	1,837	3.5%
CMO-B Agency	2,233	4.4%	2,102	4.1%	2,156	4.1%	2,263	4.2%	2,339	4.4%
CMO-B Non-Agency	966	1.9%	914	1.8%	813	1.5%	801	1.5%	721	1.4%
Agency	823	1.6%	1,004	1.9%	989	1.9%	1,127	2.1%	1,195	2.3%
Non-Agency (3)	831	1.6%	801	1.5%	749	1.4%	732	1.4%	657	1.2%
Total Residential mortgage-backed securities	4,853	9.5%	4,821	9.3%	4,707	8.9%	4,923	9.2%	4,912	9.3%
Commercial mortgage-backed securities	2,932	5.7%	2,871	5.5%	2,704	5.1%	2,514	4.7%	2,310	4.4%
Other asset-backed securities (3)	1,728	3.4%	1,429	2.7%	1,345	2.5%	1,148	2.1%	1,049	2.0%
Total fixed maturities, including securities pledged (5)	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	865	1.7%	1,061	2.0%	1,001	1.9%	1,410	2.6%	1,372	2.6%
Due after one year through five years	7,817	15.3%	8,245	15.8%	8,703	16.3%	9,002	16.8%	9,132	17.3%
Due after five years through ten years	9,943	19.5%	10,279	19.8%	10,762	20.1%	10,582	19.8%	10,392	19.7%
Due after ten years	22,943	44.9%	23,340	44.9%	24,212	45.3%	23,979	44.8%	23,506	44.7%
CMO-B	3,199	6.3%	3,016	5.9%	2,969	5.6%	3,064	5.7%	3,060	5.8%
Mortgage-backed securities	4,586	8.9%	4,676	8.9%	4,442	8.3%	4,373	8.2%	4,162	7.9%
Other asset-backed securities (3)	1,728	3.4%	1,429	2.7%	1,345	2.5%	1,148	2.1%	1,049	2.0%
Total fixed maturities, including securities pledged (5)	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	28,817	56.5%	29,831	57.4%	30,942	57.9%	30,801	57.4%	30,549	58.0%
2	19,675	38.5%	19,696	37.8%	19,947	37.3%	20,172	37.7%	19,667	37.3%
3	1,803	3.5%	1,822	3.5%	1,889	3.5%	2,016	3.8%	1,879	3.6%
4	584	1.1%	488	0.9%	512	1.0%	413	0.8%	416	0.8%
5	123	0.2%	87	0.2%	33	0.1%	48	0.1%	48	0.1%
6	79	0.2%	122	0.2%	111	0.2%	108	0.2%	114	0.2%
Total fixed maturities, including securities pledged (4) (5)	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	8,885	17.4%	9,267	17.8%	9,702	18.2%	9,842	18.4%	9,892	18.8%
AA	3,510	6.9%	3,543	6.8%	3,611	6.8%	3,710	6.9%	3,713	7.0%
A	14,887	29.2%	15,628	30.1%	16,329	30.6%	15,979	29.8%	15,786	30.0%
BBB	20,191	39.5%	19,987	38.3%	20,204	37.7%	20,447	38.2%	19,746	37.5%
BB	2,170	4.2%	2,224	4.3%	2,058	3.8%	2,147	4.0%	2,018	3.8%
B and below	1,438	2.8%	1,397	2.7%	1,530	2.9%	1,433	2.7%	1,518	2.9%
Total fixed maturities, including securities pledged (5)	51,081	100.0%	52,046	100.0%	53,434	100.0%	53,558	100.0%	52,673	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.
(5) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

Voya Financial	Page 33 of	42

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	6/30/2018		3/31/2018		12/31/2017		9/30/2017		6/30/2017		6/30/2018		6/30/2017

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	593	5.18%	584	5.07%	582	4.99%	588	5.06%	583	5.03%	1,177	5.16%	1,163	5.01%
Equity securities	3	4.33%	3	3.96%	3	4.43%	2	2.26%	2	5.35%	6	4.09%	4	5.04%
Mortgage loans	95	4.39%	94	4.39%	93	4.40%	93	4.39%	93	4.44%	189	4.37%	184	4.45%
Limited partnerships	43	13.87%	43	15.12%	41	19.82%	36	13.40%	59	23.34%	86	12.62%	93	18.68%
Policy loans	25	5.43%	25	5.41%	23	5.06%	25	5.31%	25	5.35%	50	5.45%	49	5.32%
Short-term investments	5	0.85%	4	0.59%	3	0.41%	3	0.33%	2	0.31%	9	0.74%	4	0.40%
Derivatives (2)	10	N/A	10	N/A	13	N/A	12	N/A	12	N/A	20	N/A	20	N/A
Prepayment fee income	9	0.06%	7	0.04%	16	0.10%	10	0.06%	8	0.05%	16	0.05%	17	0.06%
Other assets	4	N/A	1	N/A	14	N/A	(1)	N/A	3	N/A	5	N/A	12	N/A
Gross investment income before expenses and fees	787	5.22%	771	5.10%	788	5.17%	768	5.01%	787	5.26%	1,558	5.18%	1,546	5.18%
Expenses and fees	(31)	-0.21%	(30)	-0.20%	(35)	-0.24%	(32)	-0.22%	(29)	-0.20%	(61)	-0.21%	(61)	-0.21%
Total investment income and annualized yield	756	5.01%	741	4.90%	753	4.93%	736	4.79%	758	5.06%	1,497	4.97%	1,486	4.97%
Trading gains/losses (1)
Fixed maturities	(9)		(17)		28		12		15		(26)		(17)
Equity securities	1		(3)		—		(1)		—		(2)		—
Mortgage loans	8		—		—		—		1		8		1
Other investments	(4)		9		(20)		1		1		5		3
Total trading gains/losses	(4)		(11)		8		12		17		(15)		(13)
Impairments (1)
Fixed maturities	(1)		(14)		(18)		(2)		—		(15)		(2)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		—		—		—		—		—		—
Other investments	—		—		—		—		—		—		—
Total impairments	(1)		(14)		(18)		(2)		—		(15)		(2)
Fair value adjustments (3)	(46)		(74)		(51)		(12)		11		(120)		(7)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	7		22		26		(12)		(30)		29		(8)
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	(44)		(77)		(35)		(14)		(2)		(121)		(30)
Businesses exited through reinsurance (4)	(14)		(36)		30		29		52		(50)		76
Consolidation/eliminations (5)	(5)		14		13		(9)		(1)		9		32
Total investment income and realized capital gains (losses)	693		642		761		742		807		1,335		1,564

(1) Investment results related to businesses exited through reinsurance are excluded.
(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 34 of	42

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017
Retirement
Average alternative investments	558	536	532	519	523	547	509
Alternative investment income	20	18	18	16	13	38	28
Investment Management
Average alternative investments	250	262	252	236	221	256	215
Alternative investment income (1)	5	11	8	5	35	16	44
Employee Benefits
Average alternative investments	53	51	49	49	50	52	48
Alternative investment income	2	2	2	2	1	4	3
Individual Life
Average alternative investments	348	312	293	270	252	330	236
Alternative investment income	16	9	10	8	8	25	13

The table above excludes alternative investments and income that are a component of Assets held for sale and Income (loss) from discontinued operations, net of tax, respectively, and alternative investments and income in Corporate.

(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered.For the three months ended 6/30/2018, our carried interest total net results were immaterial. For the three months ended 12/31/2017, 9/30/2017 and 6/30/2017, our carried interest net results included a gain (loss) of $9 million, $(2) million, and $28 million, respectively, including the recovery of $25 million of carried interest reversed in prior periods.

Reconciliations

Voya Financial	Page 36 of	42

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Revenues
Net investment income	813	823	824	795	832	1,636	1,675
Fee income	660	676	668	683	639	1,336	1,276
Premiums	533	539	515	533	526	1,072	1,073
Net realized capital gains (losses)	(120)	(181)	(63)	(53)	(25)	(301)	(111)
Income (loss) related to consolidated investment entities	126	11	136	140	129	137	156
Other revenues	101	99	106	86	90	200	179
Total revenues	2,113	1,967	2,186	2,184	2,191	4,080	4,248

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,088)	(1,090)	(1,159)	(1,192)	(1,136)	(2,178)	(2,285)
Operating expenses	(645)	(700)	(682)	(674)	(630)	(1,345)	(1,298)
Net amortization of DAC/VOBA	(74)	(100)	(61)	(209)	(195)	(174)	(259)
Interest expense	(46)	(49)	(44)	(49)	(45)	(95)	(91)
Operating expenses related to consolidated investment entities	(19)	(7)	(20)	(20)	(30)	(26)	(47)
Total benefits and expenses	(1,872)	(1,946)	(1,966)	(2,144)	(2,036)	(3,818)	(3,980)
Income (loss) from continuing operations before income taxes	241	21	220	40	155	262	268
Less:
Net investment gains (losses) and related charges and adjustments	(40)	(61)	(54)	(12)	2	(101)	(18)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	2	(14)	34	5	(1)	(12)	7
Income (loss) related to businesses exited through reinsurance or divestment	(8)	(45)	(39)	(2)	1	(53)	(4)
Income (loss) attributable to noncontrolling interests	58	—	82	65	52	58	53
Income (loss) on early extinguishment of debt	—	(3)	—	(3)	—	(3)	(1)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	(17)	1	—	—	—
Other adjustments (1)	(9)	(19)	(19)	(57)	(6)	(28)	(21)
Adjusted operating earnings before income taxes	238	163	233	43	107	401	252

(1) Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Voya Financial	Page 37 of	42

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Total revenues	2,113	1,967	2,186	2,184	2,191	4,080	4,248

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	(49)	(73)	(58)	(14)	(1)	(122)	(28)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	4	(7)	35	7	1	(3)	10
Revenues (losses) related to business exited through reinsurance or divestment	(18)	(40)	27	27	48	(58)	68
Revenues (loss) attributable to noncontrolling interests	76	6	100	85	82	82	101
Other adjustments (1)	67	58	59	52	50	125	101
Total adjusted operating revenues	2,033	2,023	2,023	2,027	2,011	4,056	3,996

Adjusted operating revenues by segment
Retirement	670	662	649	634	630	1,332	1,255
Investment Management	171	185	185	171	204	356	375
Employee Benefits	460	453	431	446	443	913	890
Individual Life	641	631	635	669	629	1,272	1,259
Corporate	91	92	123	107	105	183	217
Total adjusted operating revenues	2,033	2,023	2,023	2,027	2,011	4,056	3,996

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 38 of	42

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Retirement	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Adjusted operating earnings before income taxes	553	417	456	431	387
Less:
DAC/VOBA and other intangibles unlocking	(75)	(191)	(137)	(148)	(178)
Gain on Lehman Recovery		—	—	4	4
Adjusted Operating Earnings - excluding Unlocking before interest	628	608	593	574	561
Income tax expense	150	170	190	184	180
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	478	438	403	391	381
Adjusted Operating effective tax rate, excluding Unlocking(2)	16.3%	15.8%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	23.9%	28.0%	32.0%	32.0%	32.0%
Average Capital	3,987	3,946	3,928	3,956	3,974
Ending Capital	4,100	4,096	4,130	3,856	3,852
Adjusted Return on Capital	12.0%	11.1%	10.3%	9.9%	9.6%

Investment Management
Adjusted operating earnings before income taxes	227	259	248	253	251
Less:
Gain on Lehman Recovery	—	—	—	—	3
Adjusted Operating Earnings - excluding Unlocking before interest	227	259	248	252	248
Income tax expense	60	76	79	81	79
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	167	183	169	172	168

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	26.5%	29.4%	32.0%	32.0%	32.0%
Average Capital	309	309	308	306	300
Ending Capital	310	319	290	311	319
Adjusted Return on Capital	54.0%	59.3%	54.9%	56.1%	56.1%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 39 of	42

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Employee Benefits	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Adjusted operating earnings before income taxes	156	148	127	128	111
Less:
DAC/VOBA and other intangibles unlocking	(2)	(3)	(2)	(2)	(2)
Gain on Lehman Recovery		—	—	1	1
Adjusted Operating Earnings - excluding Unlocking before interest	158	151	129	129	112
Income tax expense	43	45	41	41	36
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	115	106	88	87	76
Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	27.2%	29.6%	32.0%	32.0%	32.0%
Average Capital	398	375	360	359	365
Ending Capital	463	441	387	364	356
Adjusted Return on Capital	29.0%	28.3%	24.4%	24.3%	20.8%

Individual Life
Adjusted operating earnings before income taxes	56	77	92	71	61
Less:
DAC/VOBA and other intangibles unlocking	(211)	(181)	(160)	(162)	(141)
Gain on Lehman Recovery	—	—	—	8	8
Adjusted Operating Earnings - excluding Unlocking before interest	266	257	251	225	194
Income tax expense	72	78	80	72	62
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	194	180	171	153	132
Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	32.0%	32.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	27.1%	30.0%	32.0%	32.0%	32.0%
Average Capital	1,823	1,666	1,527	1,614	1,749
Ending Capital	2,150	2,141	2,141	1,476	1,546
Adjusted Return on Capital	10.6%	10.8%	11.2%	9.5%	7.5%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 40 of	42

Prepayments and Alternative Income Above (Below) Long-Term Expectations (3)

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Prepayments Above (Below) Long-term Expectations (1)
Retirement	(2)	(3)	5	(1)	(3)	(2)	16
Investment Management	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	1	2
Individual Life	—	(1)	—	—	(2)	(2)	4

Alternatives Above (Below) Long-term Expectations (1)(2)
Retirement	8	6	7	4	1	25	8
Investment Management	(1)	5	2	—	30	6	38
Employee Benefits	1	1	1	1	—	2	1
Individual Life	7	2	3	1	2	15	3

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)(2)
Retirement	6	3	12	3	(2)	23	24
Investment Management	(1)	5	2	—	30	6	38
Employee Benefits	1	1	1	1	—	3	3
Individual Life	7	1	3	1	—	13	7

(1) Impacts are pre-DAC and pre-tax.
(2) Amounts exclude gain on Lehman recovery for the twelve months ending June 30, 2017.
(3) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.

Voya Financial	Page 41 of	42

Reconciliation of Adjusted Operating Earnings Per Share; Book Value Per Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	6/30/2018	3/31/2018	12/31/2017	9/30/2017	6/30/2017	6/30/2018	6/30/2017

Income (loss) available to Voya Financial, Inc.'s common shareholders per common share (Diluted)	0.96	2.50	(17.64)	0.81	0.89	3.48	0.12
Exclusion of per share impact of:
Net investment gains (losses) and related charges and adjustments	0.18	0.27	0.19	0.04	(0.01)	0.45	0.06
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(0.01)	0.06	(0.12)	(0.02)	—	0.05	(0.02)
Income (loss) related to businesses exited through reinsurance or divestment	0.04	0.20	0.14	0.01	—	0.24	0.02
Income (loss) on early extinguishment of debt	—	0.01	—	0.01	—	0.01	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	0.06	—	—	—	—
Other adjustments to operating earnings	0.04	0.09	0.07	0.20	0.02	0.14	0.07
Effect of discontinued operations	(0.16)	(2.40)	14.58	(0.73)	(0.34)	(2.60)	0.51
Effect of assumed tax rate vs actual effective tax rate	0.08	0.04	3.53	(0.16)	(0.17)	0.12	0.13
Adjustment due to antidilutive effect of net loss in the current period	—	—	0.06	—	—	—	—
Adjusted operating earnings per share (Diluted) (1)	1.13	0.77	0.87	0.16	0.39	1.89	0.89
Impact of unlocking to earnings per share (Diluted)	0.13	0.31	—	0.70	0.42	0.44	0.40
Adjusted operating earnings per share (Diluted) - ex Unlocking	1.26	1.08	0.87	0.86	0.81	2.33	1.29

Book value per share, including AOCI	52.22	54.65	58.19	75.98	74.30	52.22	74.30
Per share impact of AOCI	(5.82)	(8.81)	(15.88)	(15.20)	(14.50)	(5.82)	(14.50)
Book value per share, excluding AOCI	46.40	45.84	42.31	60.78	59.80	46.40	59.80

Reconciliation of shares used in Total Consolidated Adjusted Operating earnings per share (Diluted)
Weighted-average common shares outstanding - Diluted	172.8	178.4	179.4	182.4	187.7	175.6	191.1
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	3.5	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (1)	172.8	178.4	182.9	182.4	187.7	175.6	191.1
Debt to capital	29.0%	26.9%	25.7%	20.2%	20.6%	29.0%	20.6%
Capital impact of AOCI	2.5%	3.6%	6.5%	3.9%	3.8%	2.5%	3.8%
Impact of 25% equity treatment afforded to subordinate debt	(2.5)%	(2.4)%	(1.7)%	(1.4)%	(1.4)%	(2.5)%	(1.4)%
Adjusted Debt to capital	29.0%	28.1%	30.5%	22.7%	23.0%	29.0%	23.0%

(1) For periods in which there is a Net loss in Income from continuing operations, Adjusted operating earnings per share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Adjusted operating earnings per share calculation.

Voya Financial	Page 42 of	42

Reconciliation of Investment Management Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2018	3/31/2018	6/30/2017	6/30/2018	3/31/2018	6/30/2017

Adjusted operating revenues	171	185	204	712	745	724
Adjusted operating expenses	(119)	(124)	(119)	(485)	(486)	(477)
Adjusted operating earnings before income taxes	52	61	85	227	259	247
Adjusted operating margin	30.7%	32.9%	41.8%	31.8%	34.8%	34.2%

Adjusted operating revenues	171	185	204	712	745	724
Less:
Investment Capital Results	5	11	35	29	59	56
Adjusted operating revenues excluding Investment Capital	166	174	168	683	686	668
Adjusted operating expenses	(119)	(124)	(119)	(485)	(486)	(477)
Adjusted operating earnings excluding Investment Capital	47	50	50	198	200	191
Adjusted operating margin excluding Investment Capital	28.7%	28.6%	29.6%	28.9%	29.1%	28.7%